UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 7, 2015, BBCN Bancorp, Inc., a Delaware corporation (the "Company"), filed a Form 8-K (the "Original Report") reporting that it had entered into an Agreement and Plan of Merger, dated as of December 7, 2015 (the "Merger Agreement"), with Wilshire Bancorp, Inc., a California Corporation ("Wilshire"). A copy of the Merger Agreement was filed as Exhibit 2.1 to the Original Report.

This report on Form 8-K/A (i) amends Item 9.01 and the Exhibit Index of the Original Report to clarify that the Merger Agreement was filed exclusive of the confidential disclosure schedules referred to therein and (ii) files Exhibit 2.2, a list of items in the confidential disclosure schedules to the Merger Agreement. The confidential disclosure schedules contain confidential information provided by each of Wilshire and the Company that modify, qualify and create exceptions to the representations, warranties and covenants set forth in the Merger Agreement. The Company hereby undertakes to provide copies of the confidential disclosure schedules to the Securities and Exchange Commission (the "SEC") upon request. This report on Form 8-K/A also updates the disclosures under “Additional Information and Where to Find It” and “Participants in the Solicitation” of the Original Report to reflect the Company’s filing of the preliminary joint proxy statement/prospectus on Form S-4.

For ease of reference, the entire Original Report, as amended hereby, is set forth below. Except as described in this Explanatory Note, no attempt has been made in this Form 8-K/A to modify or update other disclosures presented in the Original Report. The disclosures in this Form 8-K/A continue to speak as of the date of the Original Report, and do not reflect events occurring after the filing of the Original Report (except as set forth under “Additional Information and Where to Find It” and “Participants in the Solicitation” of this Form 8-K/A). Accordingly, this Form 8-K/A should be read in conjunction with the Company’s other filings made with the Securities and Exchange Commission subsequent to the filing of the Original Report and any other amendments to those filings. The filing of this Form 8-K/A shall not be deemed to be an admission that the Original Report, when made, included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.

Item 1.01 Entry into a Material Definitive Agreement

On December 7, 2015, BBCN Bancorp, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wilshire Bancorp, Inc., a California corporation (“Wilshire”). Subject to the terms and conditions of the Merger Agreement, which have been approved by the board of directors of both the Company and Wilshire, Wilshire will merge with and into the Company, with the Company being the surviving corporation (the “Merger”).

Concurrently with or as soon as reasonably practicable after the consummation of the Merger, Wilshire Bank, a California-state chartered bank and a wholly owned subsidiary of Wilshire (“Wilshire Bank”), will merge with and into BBCN Bank, a California state-chartered bank and a wholly owned subsidiary of the Company (“BBCN Bank”), with BBCN Bank being the surviving bank (the “Bank Merger”), pursuant to a separate merger agreement between Wilshire Bank and BBCN Bank.

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Wilshire common stock will be converted into 0.7034 (the “Exchange Ratio”) shares of the Company’s common stock, with any fractional shares paid in cash. At the Effective Time, (i) each outstanding option to acquire shares of Wilshire common stock will be assumed by the Company and be converted into a right to acquire shares of the Company’s common stock, subject to adjustments to the exercise price and number of shares issuable upon exercise of such option based on the Exchange Ratio; and (ii) each restricted share of Wilshire common stock will be assumed by the Company at the Effective Time and be converted into restricted shares of the Company’s common stock, as adjusted by the Exchange Ratio. In addition, at the Effective Time, the Company will also assume the obligations of Wilshire with respect to its issued and outstanding junior subordinated debt securities.

Under the Merger Agreement, at the Effective Time, the board of the surviving corporation will consist of 16 members, with the Company and Wilshire designating nine and seven directors respectively to serve on such board, Steven S. Koh, Wilshire’s chairman, will serve as chairman of the board and Kevin S. Kim, the Company’s chairman, president and chief executive officer, will serve as president and chief executive officer of the combined corporation. The Merger Agreement also provides for the appointment of a consolidation committee consisting of three representatives from each company to oversee the integration process. In addition, prior to the closing, the Company will offer to enter into a consulting agreement with Wilshire’s chief executive officer pursuant to which, if such offer is accepted, such individual would be engaged as a consultant for the surviving corporation on a one-year term, with compensation and other terms as determined by the consolidation committee.

The Merger Agreement contains representations and warranties customary for transactions of this type. In addition, each party has agreed to various customary covenants and agreements, including, among others, (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) not to engage in certain kinds of transactions during this period, (iii) to convene and hold a meeting of its stockholders to consider and vote upon the Merger, notwithstanding any acquisition proposal or intervening material event arising after signing, (iv) to recommend approval of the Merger to its stockholders and, subject to certain exceptions, not make any changes to such recommendation, (v) not solicit, initiate, or knowingly encourage any alternative proposal to acquire the Company or Wilshire; and (vi) subject to certain exceptions, not to provide any non-public information in connection with any such proposal, or engage in any discussions or negotiations regarding or any such proposal.

The consummation of the Merger is subject to customary conditions, including receipt of regulatory approvals, receipt of the requisite approval of the shareholders of the Company and Wilshire, the absence of any law or order prohibiting the closing, and effectiveness of the registration statement to be filed by the Company with respect to the stock to be issued in the Merger. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants, in each case subject to certain materiality standards.

The Merger Agreement contains customary termination rights for the Company and Wilshire, including the right to terminate if the other party suffers a material adverse effect after the date of the Agreement. In addition, each party is entitled to a termination fee in the amount of $40,000,000 if the Merger Agreement is terminated as a result of, among other circumstances, the other party’s entry into an alternative acquisition proposal within 18 months after the date of termination of the Merger Agreement or any failure by the other party to hold a shareholder meeting, recommend approval of the Merger to its shareholders or abide by its covenants not to solicit or engage in any alternative proposal, in each case, subject to the other conditions triggering such payment as provided in the Merger Agreement.

The Merger is expected to close in mid-2016.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, Wilshire or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Wilshire or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 8.01 Other Events.

On December 7, 2015, the Company and Wilshire issued a joint press release and held a joint investor conference call (with simultaneous webcast) to announce the execution of the Merger Agreement. Copies of the press release and the slide presentation used on the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively. These materials are incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such materials.

Forward-Looking Statements

This Current Report on Form 8-K/A contains statements regarding the proposed transaction between BBCN Bancorp and Wilshire Bancorp, and statements about the future expectations, beliefs, goals, plans or prospects of the management of each of BBCN Bancorp and Wilshire Bancorp. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of BBCN Bancorp, Wilshire Bancorp and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "believes," "estimates," "anticipates," "targets," "goals," "projects," "intends," "plans, "seeks," and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The closing of the proposed transaction is subject to regulatory approvals, the approval of the shareholders of both BBCN Bancorp and Wilshire Bancorp, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating BBCN Bancorp and Wilshire Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees, may be greater than expected; required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth; competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues; the strength of the United States economy in general, and of the local economies in which the combined company will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined company's loan portfolio and allowance for loan losses; changes in the U.S. legal and regulatory framework; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the combined company's business and operating results.

For a more complete list and description of such risks and uncertainties, refer to BBCN Bancorp's Form 10-K for the year ended December 31, 2015, and Wilshire Bancorp's Form 10-K for the year ended December 31, 2015, as well as other filings made by BBCN Bancorp and Wilshire Bancorp with the Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, BBCN Bancorp and Wilshire Bancorp disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, BBCN Bancorp has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus of Wilshire Bancorp and BBCN Bancorp, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the registration statement, the preliminary joint proxy statement/prospectus regarding the merger, the definitive joint proxy statement/prospectus (when it becomes available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the preliminary joint proxy statement/prospectus, as well as other filings containing information about BBCN Bancorp and Wilshire Bancorp at the SEC's Internet site (www.sec.gov). You will also be able to obtain these documents, free of charge, from BBCN at www.BBCNbank.com in the "Investor Relations" section under the "About" tab, or from Wilshire Bancorp at www.wilshirebank.com in the "Investor Relations" section under the "About Wilshire Bank" tab.

Participants in Solicitation

BBCN Bancorp, Wilshire Bancorp and their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning BBCN Bancorp's participants is set forth in the proxy statement, dated May 1, 2015, and supplemental proxy materials, dated May 20, 2015, for BBCN Bancorp's 2015 annual meeting of stockholders, as filed with the SEC on Schedules 14A. Information concerning Wilshire Bancorp's participants is set forth in the proxy statement, dated April 9, 2015, for Wilshire Bancorp's 2015 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of BBCN Bancorp and Wilshire Bancorp in the solicitation of proxies in respect of the merger is included in the registration statement and the preliminary joint proxy statement/prospectus filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.         Description of Exhibit

2.1
Agreement and Plan of Merger, dated December 7, 2015, by and between BBCN Bancorp, Inc. and Wilshire Bancorp, Inc. (incorporated herein by reference to the Current Report on Form 8-K, Exhibit 2.1, filed with the SEC on December 7, 2015).*

2.2	List of Items in the Confidential Disclosure Schedules to the Agreement and Plan of Merger, dated December 7, 2015, by and between BBCN Bancorp, Inc. and Wilshire Bancorp, Inc.

99.1	Joint Press Release dated December 7, 2015 (incorporated herein by reference to the Current Report on Form 8-K, Exhibit 2.1, filed with the SEC on December 7, 2015).

99.2	Joint Investor Presentation dated December 7, 2015 (incorporated herein by reference to the Current Report on Form 8-K, Exhibit 2.1, filed with the SEC on December 7, 2015).

*
Confidential disclosure schedules omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company undertakes to furnish supplemental copies of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: April 13, 2016	/s/ Kevin S. Kim
Kevin S. Kim
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.         Description of Exhibit

2.1
Agreement and Plan of Merger, dated December 7, 2015, by and between BBCN Bancorp, Inc. and Wilshire Bancorp, Inc. (incorporated herein by reference to the Current Report on Form 8-K, Exhibit 2.1, filed with the SEC on December 7, 2015).*

2.2	List of Items in the Confidential Disclosure Schedules to the Agreement and Plan of Merger, dated December 7, 2015, by and between BBCN Bancorp, Inc. and Wilshire Bancorp, Inc.

99.1	Joint Press Release dated December 7, 2015 (incorporated herein by reference to the Current Report on Form 8-K, Exhibit 2.1, filed with the SEC on December 7, 2015).

99.2	Joint Investor Presentation dated December 7, 2015 (incorporated herein by reference to the Current Report on Form 8-K, Exhibit 2.1, filed with the SEC on December 7, 2015).

*
Confidential disclosure schedules omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company undertakes to furnish supplemental copies of any omitted schedules to the SEC upon request.